UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

Cole Credit Property Trust II, Inc.

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on July 17, 2013 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 22, 2013, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 8, 2013 (the “Merger Agreement”), by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), a Maryland corporation (the “Company”), Spirit Realty Capital, Inc., a Maryland corporation (“Old Spirit”), Cole Operating Partnership II, LP, a Delaware limited partnership and Spirit Realty, L.P., a Delaware limited partnership. Pursuant to the Merger Agreement, (i) on July 17, 2013, Old Spirit merged with and into the Company, then known as Cole Credit Property Trust II, Inc. (the “Company Merger”), at which time Old Spirit ceased to exist, the Company continued as the surviving corporation and the Company changed its name to Spirit Realty Capital, Inc.; and (ii) on July 17, 2013, the Cole Operating Partnership II, LP merged with and into Spirit Realty, L.P. (the “Partnership Merger” and together with the Company Merger, the “Mergers”), with Spirit Realty, L.P. continuing as the surviving limited partnership (the “Surviving Partnership”). The following events took place in connection with the consummation of the Mergers:

Item 1.01. Entry into a Material Definitive Agreement

Credit Facility

On July 17, 2013, the Surviving Partnership and various affiliates thereof, entered into a credit agreement (the “Credit Agreement”) with various lenders and with Deutsche Bank Securities Inc., as lead arranger and book running manager, and with Deutsche Bank AG New York Branch, as lead arranger and administrative agent. The Surviving Partnership’s obligations under the Credit Agreement are guaranteed by the Company, OP Holdings (as defined below), Spirit Master Funding IV, LLC, a Delaware limited liability company, and Spirit Master Funding V, LLC, a Delaware limited liability company. Pursuant to the Credit Agreement, consistent with the terms, conditions and provisions of a three-year revolving credit facility, the Surviving Partnership and its affiliates may obtain loans and/or extensions of credit (under a revolving credit facility) in an aggregate amount not exceeding $400,000,000.

The initial term expires on July 17, 2016 and may be extended for an additional 12 months subject to the satisfaction of specified requirements. The credit facility bears interest, at the Surviving Partnership’s option, of either (i) the “Base Rate” (as defined in the credit agreement) plus 1.00% to 2.00%; or (ii) LIBOR plus 2.00% to 3.00%, depending on the Surviving Partnership’s leverage ratio. The Surviving Partnership is also required to pay a fee on the unused portion of the credit facility at a rate of either 0.25% or 0.35% per annum, based on percentage thresholds for the average daily unused balance during a fiscal quarter.

In connection with the Credit Agreement, the Company and Spirit General OP Holdings, LLC, a Delaware limited liability company all of the interests of which are now owned by the Company and which is the general partner of the Surviving Partnership (“OP Holdings”), entered into the following agreements, each dated as of July 17, 2013:

Guaranty, pursuant to which the Company and OP Holdings provide a guaranty of the obligations of the Surviving Partnership under the Credit Agreement;

Security Agreement, pursuant to which the Company, OP Holdings, the Surviving Partnership and the other entities party thereto will each grant a security interest in all of its right, title and interest in all tangible and intangible property and assets of such party to secure the obligations of the Surviving Partnership under the Credit Agreement; and

Omnibus Collateral Assignment of Material Agreements, Permits and Licenses, pursuant to which each of the Company, OP Holdings and the other entities party thereto will collaterally assign and grant to the administrative agent a security interest in all of such party’s rights, title and interest in and to all material agreements, permits and licenses to secure the obligations of the Surviving Partnership under the Credit Agreement.

The foregoing description is qualified in its entirety by reference to the Credit Agreement and each of the agreements referenced above, which have been included herewith as Exhibit 10.1 through Exhibit 10.4 and are incorporated herein by reference.

CMBS

On July 17, 2013, Spirit SPE Loan Portfolio 2013-2, LLC, a Delaware limited liability company (“Spirit SPE 2013-2”), of which the Surviving Partnership is the sole Member, entered into a Loan Agreement (“GACC Loan Agreement”) with German American Capital Corporation, a Maryland corporation (“GACC”), pursuant to which GACC may make extensions of credit to Spirit SPE 2013-2 in an aggregate amount not to exceed $100,865,909.35. In connection with the GACC Loan Agreement, the Surviving Partnership has entered into a Guaranty of Recourse Obligations of Borrower, dated as of the date of the GACC Loan Agreement (the “GACC Guaranty”), in favor of GACC, pursuant to which the Surviving Partnership will provide a guaranty of Spirit SPE 2013-2’s recourse obligations under the GACC Loan Agreement, as more fully described therein.

On July 17, 2013, Spirit SPE Loan Portfolio 2013-3, LLC, a Delaware limited liability company (“Spirit SPE 2013-3”), of which the Surviving Partnership is the sole Member, entered into a Loan Agreement (“Barclays Loan Agreement” and, together with the GACC Loan Agreement, the “Loan Agreements”) with Barclays Bank PLC, a public company registered in England and Wales (“Barclays”), pursuant to which Barclays may make extensions of credit to Spirit SPE 2013-3 in an aggregate amount not to exceed $102,134,090.65. In connection with the Barclays Loan Agreement, the Surviving Partnership has entered into a Guaranty of Recourse Obligations of Borrower, dated as of the date of the Barclays Loan Agreement (the “Barclays Guaranty” and, together with the GACC Guaranty, the “Guaranties”), in favor of Barclays, pursuant to which the Surviving Partnership will provide a guaranty of Spirit SPE 2013-3’s recourse obligations under the Barclays Loan Agreement, as more fully described therein.

The foregoing description is qualified in its entirety by reference to the Loan Agreements and the Guaranties, which have been included herewith as Exhibit 10.5 through Exhibit 10.8 and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

In connection with the Mergers, the Company and Cole Operating Partnership II, LP terminated the secured revolving credit facility, pursuant to that certain Amended and Restated Credit Agreement dated as of December 17, 2010, by and among the Cole Operating Partnership II, LP, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the various financial institutions parties thereto, as guaranteed by the Company.

Also in connection with the Mergers, the current agreements between the Company and each of Cole REIT Advisors II, LLC and Cole Realty Advisors, Inc. (f/k/a Fund Realty Advisors, Inc.) were terminated upon the closing of the Company Merger.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this report is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, by and among Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Spirit Realty, L.P. and various lenders, dated as of July 17, 2013.

10.2	Guaranty, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.3	Security Agreement, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Spirit Realty, L.P., Spirit Master Funding IV, LLC, Spirit Master Funding V, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.4	Omnibus Collateral Assignment of Material Agreements, Permits and Licenses, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Spirit Realty, L.P., Spirit Master Funding IV, LLC, Spirit Master Funding V, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.5	Loan Agreement, between German American Capital Corporation and Spirit SPE Loan Portfolio 2013-2, LLC, dated as of July 17, 2013.

10.6	Guaranty of Recourse Obligations of Borrower, by Spirit Realty, L.P. in favor of German American Capital Corporation, dated as of July 17, 2013.

10.7	Loan Agreement, between Barclays Bank PLC and Spirit SPE Loan Portfolio 2013-3, LLC, dated as of July 17, 2013.

10.8	Guaranty of Recourse Obligations of Borrower by Spirit Realty, L.P. in favor of Barclays Bank PLC, dated as of July 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President and Treasurer

Date: July 17, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, by and among Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Spirit Realty, L.P. and various lenders, dated as of July 17, 2013.

10.2	Guaranty, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.3	Security Agreement, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Spirit Realty, L.P., Spirit Master Funding IV, LLC, Spirit Master Funding V, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.4	Omnibus Collateral Assignment of Material Agreements, Permits and Licenses, by and among Spirit Realty Capital, Inc. (f/k/a Cole Credit Property Trust II, Inc.), Spirit General OP Holdings, LLC, Spirit Realty, L.P., Spirit Master Funding IV, LLC, Spirit Master Funding V, LLC, Deutsche Bank Securities Inc. and various lenders, dated as of July 17, 2013.

10.5	Loan Agreement, between German American Capital Corporation and Spirit SPE Loan Portfolio 2013-2, LLC, dated as of July 17, 2013.

10.6	Guaranty of Recourse Obligations of Borrower by Spirit Realty, L.P. in favor of German American Capital Corporation, dated as of July 17, 2013.

10.7	Loan Agreement, between Barclays Bank PLC and Spirit SPE Loan Portfolio 2013-3, LLC, dated as of July 17, 2013.

10.8	Guaranty of Recourse Obligations of Borrower by Spirit Realty, L.P. in favor of Barclays Bank PLC, dated as of July 17, 2013.